SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2010

NORTH STATE BANCORP

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-49898	65-1177289
(Commission File Number)	(IRS Employer ID Number)

6204 Falls of the Neuse Road, Raleigh, North Carolina 27609

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (919) 787-9696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 23, 2010, North State Bancorp distributed to its shareholders and posted on its website (www.northstatebank.com) its newsletter, “Report for North State Bancorp Shareholders – Winter 2009 - 2010”. The publication includes operating results for the three months and year ended December 31, 2009, which results were previously announced on February 2, 2010. A copy of the publication is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit #	Description
99.1	Report for North State Bancorp Shareholders – Winter 2009 - 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTH STATE BANCORP

Date: March 23, 2010	By:	/S/ LARRY D. BARBOUR
Larry D. Barbour
President and Chief Executive Officer

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